                                                                 EXHIBIT 10.4(1)

================================================================================


                               FIRST AMENDMENT TO

                                CREDIT AGREEMENT

                           DATED AS OF JULY 28, 1995

                                     AMONG

                            A. H. BELO CORPORATION,
                                  AS BORROWER,

                                      AND

                           CITICORP SECURITIES, INC.,
                             AS SYNDICATION AGENT,

                                      AND

                      THE FIRST NATIONAL BANK OF CHICAGO,
                            AS ADMINISTRATIVE AGENT,

                                      AND

                   TEXAS COMMERCE BANK NATIONAL ASSOCIATION,
                            AS DOCUMENTATION AGENT,

                                      AND

                            THE BANKS LISTED HEREIN,
                                   AS LENDERS


================================================================================

                      FIRST AMENDMENT TO CREDIT AGREEMENT


         This FIRST AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), dated as of July 28, 1995, is among A. H. BELO CORPORATION, a Delaware corporation ("Borrower"), the financial institutions listed on the signature pages hereof (collectively the "Lenders" and, individually a "Lender"), CITICORP SECURITIES, INC., in its capacity as syndication agent for the Lenders (the "Syndication Agent"), THE FIRST NATIONAL BANK OF CHICAGO, in its capacity as administrative agent for the Lenders (the "Administrative Agent"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, in its capacity as documentation agent for the Lenders (the "Documentation Agent") (the Syndication Agent, the Administrative Agent and the Documentation Agent are collectively referred to herein as the "Managing Agents" and, individually as a "Managing Agent").

         WHEREAS, Borrower, the Managing Agents and certain of the Lenders entered into that certain Credit Agreement dated as of August 5, 1994 (as amended, modified, supplemented, renewed or restated from time to time, the "Agreement");

         WHEREAS, Borrower has requested the Lenders and the Managing Agents to increase the Commitments by $200,000,000 to $800,000,000;

         WHEREAS, Borrower has requested the Lenders and the Managing Agents to extend the Facility Termination Date by approximately one (1) year to July 28, 2000; and

         WHEREAS, in order to accommodate the requests of Borrower, the Lenders, the Managing Agents and Borrower have agreed to the terms of this Amendment;

         NOW, THEREFORE, for and in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


                                   ARTICLE 1

                                  Definitions

         Section 1.1      Definitions.     Capitalized terms used in this
Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                   ARTICLE 2

                                   Amendments

         Section 2.1 Addition of Definitions to Section 1.1 of the Agreement. Effective as of the date hereof, Section 1.1 of the Agreement is hereby amended by adding thereto in alphabetical order under Section 1.1 the following new definitions to read in their entirety as follows:

                 "MaXaM" shall mean MaXaM Entertainment, a Texas limited partnership entitled BLC World Television, Ltd., d/b/a MaXaM Entertainment, whose partners include Belo Investment Corporation and Belo Ventures, Inc., both of such partners being wholly-owned subsidiaries of Borrower, such partnership having been formed in 1994 for the purpose of distributing television programs to the domestic television, cable and international market places.

                 "Managing Agents" shall mean collectively the Syndication Agent, the Administrative Agent and the Documentation Agent andManaging Agent shall mean any one of them as defined in the preamble hereto, and any and all references in the Agreement and the Loan Documents to "Co-Agent" or "Co-Agents" shall be deleted in their entireties and in place thereof the terms "Managing Agent" and "Managing Agents," respectively, shall be substituted therefor.

         Section 2.2 Amendments to Definitions Contained In Section 1.1 of the Agreement. Effective as of the date hereof, the following definitions set forth in Section 1.1 of the Agreement are hereby amended by deleting the existing definitions for such terms in their respective entireties and substituting the following definitions in place thereof:

                 "Commitment" shall mean, as to any Lender, such Lender's Pro Rata Percentage of $800,000,000 as set forth opposite such Lender's name under the heading "Commitment" on Schedule 1 hereto, or in the Assignment and Acceptance executed by a Lender and an Eligible Assignee pursuant to Section 9.13, as such amount may be reduced or terminated from time to time pursuant to Sections 2.4 or 2.6 or
         Article 8 hereof, and Commitments" shall mean, collectively, the Commitments for all of the Lenders.

                 "Facility Termination Date" shall mean July 28, 2000, or such later date as this Agreement may be extended to pursuant to the terms of Section 2.20 hereof, or the earlier date on which the Commitments are canceled by Borrower or otherwise terminated pursuant to this Agreement.

                 "Indebtedness" shall mean, without duplication, Borrower's and each Subsidiary's (i) obligations for borrowed money, (ii) obligations representing the deferred purchase price of property (including, without limitation, under Film Contracts) other than accounts payable arising in connection with the purchase of inventory in the ordinary course of business and in accordance with past practice, (iii) obligations secured by any Lien upon Property, (iv) obligations created under any





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
         conditional purchase or other title retention agreements, (v) Capitalized Lease Obligations, (vi) Letters of Credit, bonds or similar instruments, and (vii) obligations under Guaranties; provided, however, that Indebtedness shall not include (a) obligations of Borrower or any Subsidiary, not exceeding $8,000,000 in the aggregate, incurred in connection with the self-insurance program or employee benefit plans and programs of Borrower or its Subsidiaries, and (b) Guaranties of Borrower or any Subsidiary given with respect to the obligations of MaXaM in the ordinary course of MaXaM's business, such Guaranties not to exceed $25,000,000 in the aggregate at any one time outstanding.

         Section 2.3 Amendment to Section 2.20 of the Agreement. Effective as of the date hereof, Section 2.20 of the Agreement is hereby amended and restated in its entirety to read as follows:

                 2.20 Extension of Facility Termination Date. Provided an Unmatured Default or Default has not occurred and is continuing hereunder or under any other Loan Document, Borrower may at any time during the period from one (1) year after the Closing Date to one (1) year before the Facility Termination Date, request the Managing Agents and the Lenders in writing to extend the Facility Termination Date by one (1) year to July 28, 2001. Upon the timely receipt of such written request for a one (1) year extension of the Facility Termination Date from Borrower, the Managing Agents and the Lenders shall in their sole discretion determine (which determination must be unanimous) whether the Facility Termination Date shall be extended by an additional one (1) year period and the Administrative Agent, on behalf of itself, the other Managing Agents and the Lenders, shall advise Borrower in writing of their determination no later than thirty
         (30) days after receipt of such written request for the extension from Borrower.

         Section 2.4 Amendment to Section 6.11 of the Agreement. Effective as of the date hereof, Section 6.11 of the Agreement is hereby amended and restated in its entirety to read as follows:

                 6.11 Stock Redemptions. Borrower will not, nor will it permit any Subsidiary to, redeem, repurchase or otherwise acquire or retire any of Borrower's common stock at any time outstanding, in an aggregate cumulative amount exceeding $100,000,000 for the period from July 28, 1995 to the Facility Termination Date.

         Section 2.5 Amendment to Section 7.9 of the Agreement. Effective as of the date hereof, Section 7.9 of the Agreement is hereby amended and restated in its entirety to read as follows:

                 7.9      Borrower or any Subsidiary shall fail within ninety
         (90) days to pay, bond or otherwise discharge any judgment or order for the payment of money in excess of $5,000,000, exclusive of amounts covered by insurance, which is not stayed on appeal or otherwise being appropriately contested in good faith.

         Section 2.6 Amendment to Schedule 1 of the Agreement. Effective as of the date hereof, Schedule 1 of the Agreement is hereby amended and restated in its entirety to read as set forth in Schedule 1 hereto.





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         Section 2.7      Amendment to Schedule 2 of the Agreement.  Effective
as of the date hereof, Schedule 2 of the Agreement is hereby amended and restated in its entirety to read as set forth in Schedule 2 hereto.

         Section 2.8 Amendment to Form of Note (Ratable Loans). Effective as of the date hereof, the form of Note (Ratable Loans) as set forth in Exhibit "A" to the Agreement is hereby amended and restated in its entirety to be substantially in the form of "Exhibit A" hereto.

         Section 2.9 Amendment to Form of Note (Competitive Bid Loans). Effective as of the date hereof, the form of Note (Competitive Bid Loans) as set forth in Exhibit "B" to the Agreement is hereby amended and restated in its entirety to be substantially in the form of Exhibit "B" hereto.

         Section 2.10 Addition of New Lenders. Effective as of the date hereof, each Lender a signatory hereto shall upon execution and delivery of this Amendment become a Lender under the Agreement, as amended, with the amount of its respective Commitment set forth on Schedule 1 hereto. Each new Lender a party to this Amendment acknowledges having received a copy of the Agreement and the various closing documents related thereto as part of its due diligence in becoming a Lender under the Agreement by virtue of this Amendment.


                                   ARTICLE 3

                 Ratifications, Representations and Warranties

         Section 3.1      Ratifications.   The terms and provisions set forth
in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement, and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement are ratified and confirmed in all respects and shall continue in full force and effect. Borrower, the Lenders and the Managing Agents agree that the Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its terms.

         Section 3.2 Representation and Warranties. Borrower hereby represents and warrants to the Lenders and the Managing Agents that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of Borrower and will not violate the Certificate of Incorporation or Bylaws of Borrower, (ii) the representations and warranties contained in the Agreement, as amended hereby, or any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, provided, however, that representations and warranties with respect to MaXaM as a Subsidiary shall refer to a Texas limited partnership and any and all references to corporate charter documents and corporate formalities shall mean and include, without limitation, the limited partnership agreement of MaXaM and its formation under Texas law, (iii) no Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default and (iv) Borrower is in full compliance with all covenants and agreements contained in the Agreement, as amended hereby.





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
                                   ARTICLE 4

                              Conditions Precedent

         Section 4.1 Conditions. This amendment shall not be effective unless and until Borrower has furnished to the Documentation Agent in form and substance satisfactory to the Lenders (or otherwise has satisfied the Lenders in the case of subclause (k) of this Section 4.1):

                 (a) This Amendment shall have been duly executed and delivered by the parties hereto;

                 (b) Either (i) a copy of the Certificate of Incorporation of Borrower, together with all amendments, certified by the Secretary of State of Delaware or (ii) a certificate signed by the Secretary or Assistant Secretary of Borrower to the effect that the Certificate of Incorporation of Borrower has not been amended, modified or altered since August 5, 1994 and is in full force and effect as of the date hereof;

                 (c) A certificate of good standing of Borrower from the Secretary of State of Delaware;

                 (d) A certificate of good standing of Borrower, from the Comptroller of Public Accounts of the State of Texas;

                 (e) Either (i) a copy of the Bylaws of Borrower certified by the Secretary or Assistant Secretary of Borrower as being a true and correct copy of its Bylaws, or (ii) a certificate signed by the Secretary or Assistant Secretary of Borrower to the effect that the Bylaws have not been amended, modified or altered since August 5, 1994 and such Bylaws remain in full force and effect;

                 (f) A certificate signed by the Secretary or Assistant Secretary of Borrower certifying as to a true and correct copy of the Board of Directors' resolutions authorizing the execution, delivery and performance of the Amendment and the Loan Documents related thereto and borrowing under the Agreement as so amended;

                 (g) An incumbency certificate, executed by the Secretary or Assistant Secretary of Borrower, which shall identify by name and title and bear the signature of the officers of Borrower authorized to sign the Amendment and the Loan Documents related thereto and to make borrowings under the Agreement, upon which certificate the Lenders shall be entitled to rely until informed of any change in writing by Borrower;

                 (h) A written opinion of Borrower's General Counsel, addressed to the Managing Agents and the Lenders in substantially the form of Exhibit "C" hereto, and a written opinion of Locke Purnell Rain Harrell, addressed to the Managing Agents and the Lenders, opining on the enforceability of this Amendment and the Notes under Texas law;





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
                 (i) A certificate, signed by the Vice President and Treasurer of Borrower or the Senior Vice President and Chief Financial Officer of Borrower, stating that on the date hereof no Default or Unmatured Default has occurred and is continuing under the Agreement and the representations and warranties contained in Article 3 hereof, the Agreement and all other Loan Documents are true and correct;

                 (j) A new Note (Ratable Loans) executed and delivered by Borrower payable to the order of each Lender in the amount of its Commitment and a new Note (Competitive Bid Loans) executed and delivered by Borrower payable to the order of each Lender up to the maximum amount of the Commitments for all Lenders;

                 (k) Such other documents as any Lender or its counsel may have reasonably requested; and

                 (l) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to the Documentation Agent and its legal counsel, Jenkens & Gilchrist, a Professional Corporation.

         Section 4.2 Treatment of Outstanding Loans. On the date the conditions precedent set forth in Section 4.1 of this Amendment have been satisfied, all outstanding Eurodollar Loans made under the Agreement prior to the effectiveness to this Amendment shall be deemed to be Eurodollar Bid Rate Loans under the Agreement by each of the Lenders a party to this Amendment, and the existing Lenders holding such Eurodollar Loans shall continue to hold their respective portions thereof until the expiration of the applicable Eurodollar Interest Period. Such deemed Eurodollar Bid Rate Loans shall continue to accrue interest at their respective interest rates in effect and applicable thereto, and in each case shall mature on the last day of the applicable Eurodollar Interest Period.


                                   ARTICLE 5

                                 Miscellaneous

         Section 5.1 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document, including any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Lenders or the Managing Agents, or any closing, shall affect the representations and warranties or the right of the Lenders or the Managing Agents to rely upon them.

         Section 5.2 Expenses. As provided in the Agreement, Borrower shall reimburse the Managing Agents for any and all costs, internal charges and out-of-pocket expenses (including reasonable attorneys' fees and expenses for the Managing Agents), paid or incurred by the Managing Agents in connection with the preparation, review, execution and delivery of this Amendment and the other Loan Documents related thereto. Borrower shall reimburse the Managing Agents and the Lenders for any and all costs, internal charges and out-of-pocket expenses (including reasonable





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
attorneys' fees and expenses) paid or incurred by the Lenders in connection with collection and enforcement of the Loan Documents. The obligations of Borrower under this Section 5.2 shall survive termination of the Agreement.

         Section 5.3 Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

         Section 5.4 No Waiver. No failure on the part of the Lenders or the Managing Agents to exercise any right, power or privilege under the Agreement, no delay in exercising any such right, power or privilege, and no course of dealing with respect to any right, power or privilege under the Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under the Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No consent or waiver, express or implied, by the Lenders or the Managing Agents to or for the breach of or deviation from any covenant, condition or duty by Borrower shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

         Section 5.5      Severability.    Any provision of this Amendment held
by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         Section 5.6 Applicable Law. THIS AMENDMENT AND ALL OTHER TRANSACTION DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN DALLAS, DALLAS COUNTY, TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

         Section 5.7 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Lenders, the Managing Agents and Borrower and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lenders and the Managing Agents.

         Section 5.8      Counterparts.    This Amendment may be executed in
one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

         Section 5.9 Headings. The headings, captions and arrangements used in this Amendment are for reference and convenience only, and shall not affect the interpretation or meaning of any provision of this Amendment.





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
         Section 5.10     Non-Application of Chapter 15 of the Texas Credit
Code.    The provisions of Chapter 15 of the Texas Credit Code (Vernon's
Annotated Texas Statutes, Article 5069-15) are specifically declared by the parties not to be applicable to this Amendment or any of the Loan Documents or the transactions contemplated hereby.

         Section 5.11 Effect of this Amendment. The Agreement, as amended by this Amendment, shall remain in full force and effect except that any reference therein, or in any other of the Loan Documents referring to the Agreement, shall be deemed to refer to the Agreement as amended by this Amendment.

         Section 5.12 Oral Agreements. THE AGREEMENT, AS AMENDED BY THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE ENTIRE AGREEMENT BETWEEN THE PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the date first above written.


                                  BORROWER:
                                  --------

                                  A. H. BELO CORPORATION

                                  By: /s/ VICKY C. TEHERANI
                                  Name: Vicky C. Teherani
                                  Title: Vice President and Treasurer

                                  Address:

                                  Communications Center
                                  400 South Record Street
                                  Dallas, Texas 75202
                                  Telecopy:        (214) 977-6603
                                  Attention:       Ms. Vicky C. Teherani
                                                   Vice President and Treasurer






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

                                                   MANAGING AGENTS AND LENDERS:
                                                   ---------------------------
                                                   CITICORP SECURITIES, INC.,
                                                   as Syndication Agent


                                                   By: /s/ ROBERT A. KELLER
                                                   Name: Robert A. Keller
                                                   Title: Vice President


                                                   Address:

                                                   399 Park Avenue, 9th Floor
                                                   New York, New York  10043
                                                   Telecopy:        212-832-9137
                                                   Attention:       Carolyn Kee






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


Commitment:                          THE FIRST NATIONAL BANK OF CHICAGO,
----------                           Individually and as Administrative Agent
$75,000,000.00


                                     By: /s/ JOHN M. SPEER
                                     Name: John M. Speer
                                     Title: Vice President


                                     Address:

                                     Mail Suite 0629; 1FNP-14
                                     One First National Plaza
                                     Chicago, Illinois 60670
                                     Telecopy:        213-732-8587
                                     Attention:       John M. Speer
                                                      Communications Division

Commitment:                              TEXAS COMMERCE BANK NATIONAL
----------
$75,000,000.00                           ASSOCIATION
                                         Individually and as Documentation Agent



                                         By: /s/ KEVIN KELTY
                                         Name: Kevin Kelty
                                         Title: Senior Vice President


                                         Address:

                                         P. O. Box 660197
                                         Dallas, Texas 75266-0197
                                         Telecopy:        214-922-2990
                                         Attention:       Kevin Kelty

Commitment:                               CITICORP U.S.A., INC.,
----------                                Individually
$75,000,000.00



                                          By: /s/ ROBERT KELLER
                                          Name: Robert Keller
                                          Title: Vice President
                                             AS-ATTORNEY-IN-FACT


                                          Address:

                                          399 Park Avenue, 4th Floor
                                          New York, New York 10043
                                          Telecopy:        212-793-6873
                                          Attention:       Robert Keller
                                                           Media Group

Commitment:                              FIRST INTERSTATE BANK OF TEXAS, N.A.
----------
$55,000,000.00



                                         By: /s/ CONNER J. DUFFY
                                         Name: Conner J. Duffy
                                         Title: Vice President


                                         Address:

                                         1445 Ross Avenue, 3rd Floor
                                         Dallas, Texas 75202
                                         Telecopy:        214-740-1543
                                         Attention:       Connor J. Duffey

Commitment:                                        NATIONSBANK OF TEXAS, N.A.
----------
$65,000,000.00



                                                   By: /s/ TODD SHIPLEY
                                                   Name: Todd Shipley
                                                   Title: Senior Vice President


                                                   Address:

                                                   901 Main Street, 67th Floor
                                                   Dallas, Texas 75202
                                                   Telecopy:        214-508-0980
                                                   Attention:       Todd Shipley

Commitment:                              SOCIETE GENERALE, SOUTHWEST AGENCY
----------
$75,000,000.00



                                         By: /s/ CHRISTOPHER J. SPELTZ
                                         Name: Christopher J. Speltz
                                         Title: Vice President


                                         Address:

                                         2001 Ross Avenue, #4800
                                         Dallas, Texas 75201
                                         Telecopy:        214-979-1104
                                         Attention:       Chris Speltz

Commitment:                                BANK OF AMERICA NT & SA
----------
$65,000,000.00



                                           By: /s/ JON M. VARNELL
                                           Name: Jon M. Varnell
                                           Title: Managing Director


                                           Address:

                                           555 South Flower Street
                                           Los Angeles, California 90071
                                           Telecopy:        213-228-3145
                                           Attention:       Robert Lagace

Commitment:                               THE BANK OF CALIFORNIA, N.A.
----------
$40,000,000.00



                                          By: /s/ JOHN C. LEE
                                          Name: John C. Lee
                                          Title: Banking Officer


                                          Address:

                                          400 California Street, 14th Floor
                                          San Francisco, California 94104
                                          Telecopy:        415-765-3146
                                          Attention:       Paul Gaenger

Commitment:                                  THE BANK OF TOKYO, LTD.
----------
$65,000,000.00



                                             By: /s/ JOHN E. BECKWITH
                                             Name: John E. Beckwith
                                             Title: Vice President


                                             Address:

                                             2001 Ross Avenue, Suite 3150
                                             Dallas, Texas 75201
                                             Telecopy:        214-954-1007
                                             Attention:       John E. Beckwith

Commitment:                   CREDIT  LYONNAIS  CAYMAN  ISLAND
----------                    BRANCH
$65,000,000.00



                              By: /s/ ROBERT IVOSEVICH
                              Name: Robert Ivosevich
                              Title: Authorized Signature


                              Address:

                              c/o Credit Lyonnais Dallas Representative Office 3210 Lincoln Plaza
                              500 N. Akard
                              Dallas, Texas 75201
                              Telecopy No.: (214) 954-3312

Commitment:                              THE FUJI BANK, LIMITED
----------
$40,000,000.00



                                         By: /s/ PHILIP C. LAUINGER, III
                                         Name: Philip C. Lauinger, III
                                         Title: Vice President and Joint Manager


                                         Address:

                                         Two Houston Center, Suite 4100
                                         1221 McKinney Street
                                         Houston, Texas 77010
                                         Telecopy:     713-759-0048
                                         Attention:    Philip C. Lauinger, III

Commitment:                            THE TOYO TRUST AND BANKING COMPANY,
----------                             LTD.
$35,000,000.00



                                       By: /s/ KAZUHIKO YAMAUCHI
                                       Name: Kazuhiko Yamauchi
                                       Title: Vice President


                                       Address:

                                       437 Madison Avenue, 37th Floor
                                       New York, New York 10022
                                       Telecopy:        212-371-4963
                                       Attention:       Sharon Bonelli

Commitment:                                        ABN AMRO BANK N.V.
----------
$35,000,000.00



                                                   By: /s/ LILA JORDAN
                                                   Name: Lila Jordan
                                                   Title: Vice President




                                                   By: /s/ WILLIAM H. WELCH
                                                   Name: William H. Welch
                                                   Title: Group Vice President


                                                   Address:

                                                   3 Riverway, Suite 1700
                                                   Houston, Texas 77506
                                                   Telecopy:        713-629-7533
                                                   Attention:       Lila Jordan

Commitment:                            PNC BANK, NATIONAL ASSOCIATION
----------
$35,000,000.00



                                       By: /s/ MARLENE DOONER
                                       Name: Marlene Dooner
                                       Title: Vice President


                                       Address:

                                       100 South Broad Street, 9th Floor
                                       Philadelphia, Pennsylvania 19110
                                       Telecopy:        215-585-6680
                                       Attention:       Marlene Dooner

                                   SCHEDULE 1

                        List of Lenders and Commitments


Lenders                                                                       Commitment (Ratable Loans)
-------                                                                       --------------------------
THE FIRST NATIONAL BANK OF CHICAGO                                                   $75,000,000.00

TEXAS COMMERCE BANK NATIONAL ASSOCIATION                                             $75,000,000.00

CITICORP U.S.A., INC.                                                                $75,000,000.00

FIRST INTERSTATE BANK OF TEXAS, N.A.                                                 $55,000,000.00

NATIONSBANK OF TEXAS, N.A.                                                           $65,000,000.00

SOCIETE GENERALE, SOUTHWEST AGENCY                                                   $75,000,000.00

BANK OF AMERICA NT & SA                                                              $65,000,000.00

THE BANK OF CALIFORNIA, N.A.                                                         $40,000,000.00

THE BANK OF TOKYO, LTD.                                                              $65,000,000.00

CREDIT LYONNAIS CAYMAN ISLAND BRANCH                                                 $65,000,000.00

THE FUJI BANK, LIMITED                                                               $40,000,000.00

THE TOYO TRUST AND BANKING COMPANY, LTD.                                             $35,000,000.00

ABN AMRO BANK N.V.                                                                   $35,000,000.00

PNC BANK, NATIONAL ASSOCIATION                                                       $35,000,000.00

                                                                                    ---------------

         TOTAL                                                                      $800,000,000.00
                                                                                    ===============

                                   SCHEDULE 2

                              List of Subsidiaries

                     A. H. Belo Corporation & Subsidiaries

                              As of July 28, 1995


          NAME                           STATE OF FORMATION         DATE OF INCORPORATION           OWNERSHIP
 -----------------------------------------------------------------------------------------------------------------
 -----------------------------------------------------------------------------------------------------------------
  A. H. Belo Corporation                      Delaware                  March 2, 1987               Holding Company
 -----------------------------------------------------------------------------------------------------------------
  Belo Productions, Inc.                      Delaware                  July 10, 1986               100%*
 -----------------------------------------------------------------------------------------------------------------
  Belo Investment Corporation                 Delaware                  July 1, 1986                100%*
 -----------------------------------------------------------------------------------------------------------------
  Belo, Inc.                                  Delaware                  December 21, 1992           100%*
 -----------------------------------------------------------------------------------------------------------------
  The Belo Company                            Delaware                  December 28, 1993           100%*
 -----------------------------------------------------------------------------------------------------------------
  Belo Ventures, Inc.                         Delaware                  December 28, 1992           100%*
 -----------------------------------------------------------------------------------------------------------------
  NTV, Inc.                                   Delaware                  September 11, 1989          100%*
 -----------------------------------------------------------------------------------------------------------------
  The Dallas Morning News, Inc.               Delaware                  November 22, 1991           100%*
 -----------------------------------------------------------------------------------------------------------------
  New Path Media, Inc.                        Delaware                  July 20, 1994               100% owned by The
                                                                                                    Dallas Morning
                                                                                                    News, Inc.
 -----------------------------------------------------------------------------------------------------------------
  DFW Printing Company, Inc.                  Delaware                  November 4, 1991            100%*
 -----------------------------------------------------------------------------------------------------------------
  DFW Suburban Newspapers, Inc.               Delaware                  November 13, 1990           100%*
 -----------------------------------------------------------------------------------------------------------------
  News-Texan, Inc.                            Texas                     August 29, 1963             100%*
 -----------------------------------------------------------------------------------------------------------------
  WFAA-TV, Inc.                               Delaware                  November 22, 1991           100%*
 -----------------------------------------------------------------------------------------------------------------
  Great Western Broadcasting Corp.            Delaware                  November 12, 1958           100%*
 -----------------------------------------------------------------------------------------------------------------
  KOTV, Inc.                                  Delaware                  March 25, 1954              100%*
 -----------------------------------------------------------------------------------------------------------------
  WVEC Television, Inc.                       Delaware                  July 1, 1986                100%*
 -----------------------------------------------------------------------------------------------------------------
  KHOU-TV, Inc.                               Delaware                  November 22, 1991           100%*
 -----------------------------------------------------------------------------------------------------------------
  WWL-TV, Inc.                                Delaware                  March 9, 1994               100%*
 -----------------------------------------------------------------------------------------------------------------
  Third Avenue Television, Inc.               Delaware                  December 31, 1994           100%*
 -----------------------------------------------------------------------------------------------------------------
  BLC World Television, Ltd., d/b/a           Texas                     October 1, 1994              51%**
  MaXaM Entertainment
 -----------------------------------------------------------------------------------------------------------------

*    By A. H. Belo Corporation
**   By Belo Investment Corporation and Belo Ventures, Inc.

                                  EXHIBIT "A"
                                      NOTE
                                (Ratable Loans)

$__________________________                    _______________________, 19_____


         A. H. BELO CORPORATION, a Delaware corporation ("Borrower"), promises to pay, on or before the Facility Termination Date (as defined in the Agreement referred to below), to the order of _______________________________________
(the "Lender") the lesser of the principal sum of $___________________________________________ and No/100 Dollars
($________________________) or the aggregate unpaid principal amount of all Loans made by the Lender to Borrower pursuant to Sections 2.1 and 2.2 of the Credit Agreement (as the same may be amended or modified, the "Agreement") hereinafter referred to, in lawful money of the United States in immediately available funds at the main office of The First National Bank of Chicago in Chicago, Illinois, as Administrative Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates determined in accordance with the Agreement.

         The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Ratable Loan and the date and amount of each principal payment hereunder.

         This Note (Ratable Loans) is one of the Notes issued pursuant to, and is entitled to the benefits of, the Credit Agreement dated as of August 5, 1994, as amended by that certain First Amendment to Credit Agreement dated as of July 28, 1995, among Borrower, Citicorp Securities, Inc., as Syndication Agent, The First National Bank of Chicago, individually and as Administrative Agent, Texas Commerce Bank National Association, individually and as Documentation Agent, and the banks named therein, including the Lender, to which Agreement, as it may be further amended from time to time, reference is hereby made for a statement of the terms and conditions under which this Note may be prepaid or its maturity date accelerated. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

         Notwithstanding anything to the contrary contained herein, no provision of this Note shall require the payment or permit the collection of interest in excess of the Maximum Rate. If any excess of interest in such respect is herein provided for, or shall be adjudicated to be so provided, in this Note or otherwise in connection with this loan transaction, the provisions of this paragraph shall govern and prevail, and neither Borrower nor the successors or assigns of Borrower shall be obligated to pay the excess amount of such interest, or any other excess sum paid for the use, forbearance or detention of sums loaned pursuant hereto. If for any reason interest in excess of the Maximum Rate shall be deemed charged, required or permitted by any court of competent jurisdiction, any such excess shall be applied as a payment and reduction of the principal of indebtedness evidenced by this Note, and, if the principal amount hereof has been paid in full, any remaining excess shall forthwith be paid to Borrower. In determining whether or not the interest paid or payable exceeds the Maximum Rate, Borrower and the Lenders shall, to the extent permitted by applicable law, (a) characterize any non-principal payment as an expense, fee, or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the indebtedness evidenced by this Note so that the interest for the entire term does not exceed the Maximum Rate.

         Borrower and each endorser and other party ever liable for payment of any sums of money payable on this Note jointly and severally waive notice (except for notice specifically required by the terms of the Credit Agreement), presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace and all other formalities of any kind, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any collateral securing this Note, all without prejudice to the holder. The holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release or substitute any such party, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

         THIS NOTE AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.


                                                   A. H. BELO CORPORATION


                                                   By:_______________________
                                                   Name:_____________________
                                                   Title:____________________

                  SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL
                                       TO
          NOTE (RATABLE LOANS) OF ___________________________________





                             Principal             Maturity of       Principal Amount
         Date              Amount of Loan        Interest Period           Paid             Unpaid Balance
         ----              --------------        ---------------           ----             --------------

                                  EXHIBIT "B"
                                      NOTE
                            (Competitive Bid Loans)



$800,000,000.00                                             __________ __, 1995



         A. H. BELO CORPORATION, a Delaware corporation ("Borrower"), promises to pay, on or before the Facility Termination Date (as defined in the Agreement referred to below), to the order of _________________________________ (the
"Lender") the aggregate unpaid principal amount of all Competitive Bid Loans made by the Lender to Borrower pursuant to Sections 2.1 and 2.3 of the Credit Agreement (as the same may be amended or modified, the "Agreement") hereinafter referred to, in lawful money of the United States in immediately available funds at the main office of The First National Bank of Chicago, as Administrative Agent, in Chicago, Illinois, together with interest, in like money and funds, on the unpaid principal amount hereof at the rates and on the dates determined in accordance with the Agreement. Borrower shall pay each Competitive Bid Loan in full on the last day of such Competitive Bid Loan's applicable Interest Period.

         The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or otherwise record in accordance with its usual practice, the date and amount of each Competitive Bid Loan and the date and amount of each principal payment hereunder.

         This Note (Competitive Bid Loans) is one of the Notes issued pursuant to, and is entitled to the benefits of, the Credit Agreement dated as of August 5, 1994, as amended by that certain First Amendment to Credit Agreement dated as of July 28, 1995, among Borrower, Citicorp Securities, Inc., as Syndication Agent, The First National Bank of Chicago, individually and as Administrative Agent, Texas Commerce Bank National Association, individually and as Documentation Agent, and the banks named therein, including the Lender, to which Agreement, as it may be further amended from time to time, reference is hereby made for a statement of the terms and conditions under which this Note may be prepaid or its maturity date accelerated. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

         Each Note (Competitive Bid Loans) issued pursuant to the Agreement is in the amount of $800,000,000.00, provided, however, that the aggregate principal amount of Loans under this Note may not exceed the aggregate of Commitments from all Lenders under the Agreement.

         Notwithstanding anything to the contrary contained herein, no provision of this Note shall require the payment or permit the collection of interest in excess of the Maximum Rate. If any excess of interest in such respect is herein provided for, or shall be adjudicated to be so provided, in this Note or otherwise in connection with this loan transaction, the provisions of this paragraph shall govern and prevail, and neither Borrower nor the successors or assigns of Borrower shall be obligated to pay the excess amount of such interest, or any other excess sum paid for the use, forbearance or detention of sums loaned pursuant hereto. If for any reason interest in excess of the Maximum Rate shall be deemed charged, required or permitted by any court of competent jurisdiction, any such excess shall be applied as a payment and reduction of the principal of indebtedness evidenced by this Note, and, if the principal amount hereof has been paid in full, any remaining excess shall forthwith be paid to Borrower. In determining whether or not the interest paid or payable exceeds the Maximum Rate, Borrower and the Lenders shall, to the extent permitted by applicable law, (a) characterize any non-principal payment as an expense, fee, or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the indebtedness evidenced by this Note so that the interest for the entire term does not exceed the Maximum Rate.

         Borrower and each endorser and other party ever liable for payment of any sums of money payable on this Note jointly and severally waive notice (except for notice specifically required by the terms of the Credit Agreement), presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace and all other formalities of any kind, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any collateral securing this Note, all without prejudice to the holder. The holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release or substitute any such party, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

         THIS NOTE AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.



                                                   A. H. BELO CORPORATION


                                                   By:_______________________
                                                   Name:_____________________
                                                   Title:____________________

                  SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL
                                       TO
           NOTE (COMPETITIVE BID LOANS) OF _________________________




                              Principal             Maturity of       Principal Amount
         Date               Amount of Loan        Interest Period           Paid            Unpaid Balance
         ----               --------------        ---------------           ----            --------------


                                  EXHIBIT "C"

              [Letterhead of the General Counsel of the Borrower]


                                 July 28, 1995


The Managing Agents and Lenders who are parties to the Credit Agreement described below.


Gentlemen:

         I am Senior Vice President, Secretary and General Counsel for A. H. Belo Corporation, a Delaware corporation (the "Borrower"), and have participated as an officer of the Borrower in the execution and delivery of the First Amendment to Credit Agreement among the Borrower, Citicorp Securities, Inc., as Syndication Agent, The First National Bank of Chicago, individually and as Administrative Agent, Texas Commerce Bank National Association, individually and as Documentation Agent, and the other Lenders named therein, providing for Loans in an aggregate principal amount not exceeding $800,000,000 at any one time outstanding and dated as of July 28, 1995 (the "Amendment"). All capitalized terms not otherwise defined and used in this opinion shall have the meanings attributed to them in the Amendment.

         I am a member of the Bar of the State of Texas. My opinions expressed below are limited to the law of the State of Texas, Federal law of the United States and the General Corporation Law of the State of Delaware.

         I have examined the Borrower's Certificate of Incorporation, Bylaws, resolutions, the Loan Documents and such other matters of fact and law which I deem necessary in order to render this opinion. Based upon the foregoing, it is my opinion that:

         1. The Borrower and each Subsidiary are corporations duly incorporated, validly existing and in good standing under the laws of their states of incorporation and have all requisite corporate authority to conduct their business in each jurisdiction in which their business is conducted.

         2. The execution and delivery this date of the Amendment, the Notes and any other Loan Documents (referred to collectively hereinafter as the "Loan Documents") by the Borrower and the performance by the Borrower of the Obligations and the consummation of the transactions contemplated by the Loan Documents have been duly authorized by all necessary corporate action and proceedings on the part of the Borrower and will not:

                 (a)      require any consent of the Borrower's stockholders;

                 (b) violate any law or the Borrower's or any Subsidiary's Certificate or Articles of Incorporation or Bylaws or, to my knowledge after reasonable inquiry, any rule, regulation, order, writ, judgment, injunction, decree or award binding on or affecting the Borrower or any Subsidiary or any material indenture, instrument or agreement binding upon the Borrower or any Subsidiary; or

                 (c) result in, or require, the creation or imposition of any Lien pursuant to the provisions of any indenture, instrument or agreement binding upon the Borrower or any Subsidiary except as set forth in the Loan Documents.

         3. The Loan Documents have been duly executed and delivered by the Borrower and constitute legal, valid and binding obligations of the Borrower enforceable in accordance with their terms except to the extent enforcement (a) of the indemnification provisions of the Agreement may be limited by applicable securities laws and public policies, and (b) may be limited by Debtor Relief Laws and subject also to the availability of equitable remedies if equitable remedies are sought.

         4. There is no non-FCC litigation or proceeding pending or, to the best of my knowledge, threatened against the Borrower or any Subsidiary which, collectively or individually, has a substantial likelihood of resulting in a Material Adverse Effect (except as set forth on Schedule 4 to the Agreement).

         5. No approval, authorization, consent or order of any governmental authority, which has not been obtained by the Borrower or any Subsidiary, is required to be obtained by the Borrower or any Subsidiary in connection with the execution and delivery of the Loan Documents, the borrowings under the Agreement or in connection with the payment by the Borrower of the Obligations.

         6. The Borrower and each of its Subsidiaries have been duly issued, and they validly hold, as of this date, all material licenses, permits, certificates and other authorizations from the FCC which are necessary to enable each of them to own and operate the television stations owned and operated by each of them on the date hereof and to conduct their respective businesses as now being conducted, and to the best of my knowledge, the Borrower and each of the Subsidiaries are operating in accordance with the terms of such licenses, permits, certificates or other authorizations and in accordance with the Communications Act of 1934, as amended, and all applicable material rules and regulations of the FCC promulgated pursuant thereto.

         7. Neither the execution and delivery by the Borrower of the Loan Documents nor the fulfillment of or compliance with any of the provisions thereof will (a) result in a violation of any currently applicable law, statute, rule or regulation administered or promulgated by the FCC, or (b) require any authorization, consent, approval, exemption or other action by, or any notice to or filing with, the FCC (other than routine filings after the date of this opinion with the FCC under Section 73.3613(b) (3) and (5) of the FCC's Rules and Regulations) pursuant to any currently applicable law, statute, rule or regulation administered by the FCC to which the Borrower or any Subsidiary is subject.

         8. To the best of my knowledge after reasonable inquiry, no proceeding, claim, lawsuit, investigation or other action is (a) currently pending before the FCC, or (b) to my knowledge after reasonable inquiry, threatened in writing and received by any radio or television station operated by the Borrower or any Subsidiary and not currently before the FCC, which has a substantial likelihood of resulting in a Material Adverse Effect.

         9. Neither the Borrower nor any Subsidiary is an "investment company" as that term is defined in, or is otherwise subject to regulation under, the Investment Company Act of 1940.

                                           Very truly yours,







                                      3